UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): September 1, 2006

APPLE REIT SEVEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-125546	20-2879175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Seven, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated September 1, 2006 and filed (by the required date) on September 5, 2006 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired: Seattle, Washington—Residence Inn by Marriott.

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Seven, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006	14
Notes to Pro Forma Condensed Consolidated Balance Sheets	16
Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2005 and the six months ended June 30, 2006	17
Notes to Pro Forma Condensed Consolidated Statements of Operations	20

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

Independent Auditors’ Report

The Partners

Lake Union Hotel Associates Limited Partnership

We have audited the accompanying balance sheets of Lake Union Hotel Associates Limited Partnership (the Partnership) as of December 31, 2005 and 2004, and the related statements of operations, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ deficit, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/    Bader Martin, P.S.

September 26, 2006

Bader Martin, P.S. Certified Public Accountants + Business Advisors

1000 Second Avenue, 34th Floor, Seattle, Washington 98104-1022 | 206.621.1900 | FAX 206.682.1874 | www.badermartin.com

A member firm of DFX International, a worldwide association of independent accounting firms and business advisors.

LAKE UNION HOTEL ASSOCIATES LIMITED PARTNERSHIP

BALANCE SHEETS

	December 31,
	2005	2004
ASSETS
Current assets:
Cash	$306,919	$315,937
Replacement reserves	185,202	252,796
Accounts receivable	150,103	238,170
Prepaid expenses and other	67,615	49,222

Total current assets	709,839	856,125

Property and equipment:
Hotel facilities	25,053,992	25,037,371
Furniture, fixtures, and equipment	4,084,585	3,693,539

	29,138,577	28,730,910
Less accumulated depreciation	(13,208,441)	(12,131,190)

	15,930,136	16,599,720

Escrow deposits	764,638	399,261
Deferred charges, net	171,591	218,481

	936,229	617,742

	$17,576,204	$18,073,587

LIABILITIES AND PARTNERS’ DEFICIT
Current liabilities:
Current portion of long-term debt	$641,714	$592,534
Current portion of capital lease obligations	15,488	14,279
Trade accounts payable	187,179	171,163
Accrued expenses	433,423	382,435

Total current liabilities	1,277,804	1,160,411

Deferred rent payable	1,229,418	1,214,319
Long-term debt, net of current portion	25,200,751	25,842,465
Capital lease obligations, net of current portion	19,736	35,224

Total long-term obligations	26,449,905	27,092,008

Partners’ deficit	(10,151,505)	(10,178,832)

	$17,576,204	$18,073,587

See notes to financial statements.

LAKE UNION HOTEL ASSOCIATES LIMITED PARTNERSHIP

STATEMENTS OF OPERATIONS

	Year ended December 31,
	2005	2004
Revenues:
Suites	$10,507,589	$9,921,076
Telephone	23,319	30,627
Other	733,758	574,381

Total revenues	11,264,666	10,526,084

Departmental costs and expenses:
Suites	2,516,161	2,422,079
Telephone	32,610	36,451

Total departmental costs and expenses	2,548,771	2,458,530

Gross margin	8,715,895	8,067,554

Undistributed operating expenses:
Administrative and general	659,011	604,698
Marketing	901,743	827,775
Property operation and maintenance	436,836	432,596
Energy costs	563,336	522,023
Property and other taxes	378,984	430,708
Insurance	204,068	195,867
Franchise fee	420,304	398,080
Hotel management fee and administrative services fee	578,730	541,731
Rental expense	485,951	492,240

Total undistributed operating expenses	4,628,963	4,445,718

Operating income	4,086,932	3,621,836

Interest	(2,035,463)	(2,141,897)
Depreciation	(1,077,252)	(1,077,186)
Amortization	(46,890)	(43,628)

Net income	$927,327	$359,125

See notes to financial statements.

LAKE UNION HOTEL ASSOCIATES LIMITED PARTNERSHIP

STATEMENTS OF PARTNERS’ DEFICIT

Balance, January 1, 2004	$(10,337,957)
Net income	359,125
Distributions to partners	(200,000)

Balance, December 31, 2004	(10,178,832)
Net income	927,327
Distributions to partners	(900,000)

Balance, December 31, 2005	$(10,151,505)

See notes to financial statements.

LAKE UNION HOTEL ASSOCIATES LIMITED PARTNERSHIP

STATEMENTS OF CASH FLOWS

	Year ended December 31,
	2005	2004
Cash flows from operating activities:
Net income	$927,327	$359,125

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	1,077,252	1,077,186
Amortization	46,890	43,628
Changes in operating accounts:
Accounts receivable	88,067	(41,533)
Prepaid expenses and other	(18,393)	418
Trade accounts payable	16,017	(11,233)
Accrued expenses	50,987	2,973
Deferred rent payable	15,099	27,468

Total adjustments	1,275,919	1,098,907

Net cash provided by operating activities	2,203,246	1,458,032

Cash flows used in investing activities:
Change in escrow deposits	(365,377)	183,392
Additions to hotel facilities	(16,621)	(74,968)
Additions to furniture and equipment	(357,319)	(512,642)

Cash used in investing activities	(739,317)	(404,218)

Cash flows used in financing activities:
Distributions to partners	(900,000)	(200,000)
Repayments of long-term obligations	(640,541)	(606,806)

Cash used in financing activities	(1,540,541)	(806,806)

Net (decrease) increase in cash	(76,612)	247,008
Cash, beginning of year	568,733	321,725

Cash, end of year	$492,121	$568,733

Supplemental noncash investing and financing activities:
Leased equipment added directly to capital lease	$33,728

Supplemental disclosure of cash flow information:
Cash paid for interest	$2,098,414	$2,145,545

See notes to financial statements.

LAKE UNION HOTEL ASSOCIATES LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS

1. The Partnership:

Lake Union Hotel Associates Limited Partnership dba Residence Inn by Marriott—Seattle Downtown (the Partnership) owns and operates a 234 unit hotel in Seattle, Washington. During the years ended December 31, 2005 and 2004, approximately 10% of the Partnership’s revenues were provided by a medical facility near the hotel. The Partnership dissolves the earliest of December 31, 2079, sale of all property, or certain other occurrences.

Under the partnership agreement dated December 1, 1989 and as amended on March 1, 1999 there is a “qualified income offset” provision requiring the allocation of all income to limited partners until their capital deficits (as defined) are eliminated. As a result of the April 1999 refinancing, the limited partners no longer have an adjusted deficit, and in years that the Partnership has net income, it will be allocated to the general partner and special limited partners. Once allocated income is equal to previously allocated losses, profits, losses, and distributions will be generally allocated 45% to the general partner, 5% to the special limited partners and 50% to the limited partners.

2. Summary of significant accounting policies:

Use of estimates in preparation of financial statements:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash:

The Partnership considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents. The Partnership had cash on deposit with a bank in excess of federally insured limits at December 31, 2005 and 2004.

Property and equipment:

Property and equipment are stated at cost. Depreciation expense is calculated on a straight-line basis over the estimated useful lives of the assets. The useful lives of assets are 39 years for buildings, 15 years for improvements, and 6 years for furniture, fixtures, and equipment. Depreciation expense includes amortization of capitalized leases.

Accounts receivable:

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Balances are due when guests check out of the hotel unless commercial accounts have been established. Commercial accounts are due when invoiced and considered delinquent after 60 days. Management closely monitors outstanding balances and writes off accounts when it is determined that they will not be collected. No collateral is required. At December 31, 2005 and 2004, no allowance is considered necessary. The maximum loss that may be incurred if not collected is limited to the carrying amount, net of any allowance provided. One customer accounted for approximately 10% of accounts receivable at December 31, 2005.

LAKE UNION HOTEL ASSOCIATES LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS—(Continued)

Deferred charges and related amortization:

Loan costs are deferred and amortized by over the life of the agreement using the effective interest method. Franchise fees are amortized over a period of 15 years using the straight-line method.

Deferred rent payable:

Deferred rent payable is the amount of land lease rent recorded on the straight-line basis that exceeds the rent due according to the provisions of the lease.

Revenue recognition:

Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room, or consummation of purchases of other hotel services.

Advertising:

Advertising is charged to expense during the period in which it is incurred. Advertising totaled $271,300 and $264,500 during 2005 and 2004, respectively. No direct-response advertising costs were incurred.

Income taxes:

No provision has been made for income taxes as these are the responsibility of the partners.

3. Replacement reserves:

Replacement reserves consists of funds management has voluntarily set aside for major repairs and replacements.

4. Escrow deposits:

The loan agreement for the mortgage note payable requires deposits to lender reserve accounts for seasonality, property taxes, property and equipment repairs, and the ground lease. Monthly reserve deposits range from $24,200 in the winter months to $83,000 in the summer months. The Partnership can obtain reimbursement for qualifying property and equipment expenditures from the property and equipment escrow account.

5. Deferred charges:

	2005	2004
Franchise fees	$65,000	$65,000
Loan costs	398,017	398,017

	463,017	463,017
Accumulated amortization	(291,426)	(244,536)

Unamortized cost	$171,591	$218,481

LAKE UNION HOTEL ASSOCIATES LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS—(Continued)

6. Long-term debt:

Long-term debt consists of a mortgage note which is payable in monthly installments of approximately $223,800, including interest at 8%, and matures in May 2009. The mortgage note is collateralized by substantially all assets of the Partnership and an assignment of leases and rents.

Scheduled maturities of the mortgage note are as follows :

Year ending December 31,
2006	$641,714
2007	695,000
2008	752,700
2009	23,753,051

$25,842,465

7. Leases, commitments and related parties:

Management agreement:

The Partnership has a management agreement with Inn Ventures, Inc., which is owned by individuals with interests in the general partner. The agreement, with an initial term through April 2001, was extended through September 2006, and provides for a management fee of 5% of suite and other revenues. Fees incurred under the management agreement for 2005 and 2004 were approximately $560,700 and $523,700, respectively. Accounts payable included approximately $43,200 and $34,900 due to Inn Ventures, Inc. at December 31, 2005 and 2004, respectively.

Franchise agreement:

The Partnership has a franchise agreement with Residence Inn by Marriott, Inc. with an initial term of 15 years, through April 2006, and an option for a 10 year renewal, subject to certain terms and conditions. The agreement provides for annual franchise fees of 4% of gross suite revenues and fees for a national marketing fund to benefit the Residence Inn by Marriott system of 2.5% of gross suite revenues. Fees incurred under the franchise agreement for 2005 and 2004 were approximately $683,000 and $646,900, respectively. Accounts payable included approximately $38,300 and $59,800 due to Residence Inn by Marriott, Inc. at December 31, 2005 and 2004, respectively.

Administrative services agreement:

The Partnership has an administrative services and consulting agreement with an advisor to provide financial and administrative assistance to the Partnership. Annual administrative fees for 2005 and 2004 were $18,000 for each year. The agreement will terminate if and when all or substantially all of the assets of the Partnership are sold.

Leases:

The Partnership leases automotive and office equipment under operating lease agreements with third parties. In addition, the Partnership leases land under a lease expiring in 2049 including options to extend the lease for three consecutive ten year terms. The land lease payments are to be recalculated in 2019, based on the fair market value of the property at that date.

LAKE UNION HOTEL ASSOCIATES LIMITED PARTNERSHIP

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Partnership has capital lease agreements with third parties for telephone and internet access equipment. Furniture, fixtures, and equipment includes approximately $329,600 and $295,900 at December 31, 2005 and 2004, respectively, and accumulated depreciation includes approximately $268,300 and $246,900 related to the capitalized equipment at December 31, 2005 and 2004, respectively.

Approximate future minimum operating and capital lease payments are as follows:

Year ending December 31,	Operating Leases	Capital Leases
2006	$467,200	$17,791
2007	459,200	17,791
2008	454,100	2,966
2009	528,400
2010	533,800
Thereafter	4,869,400

Total minimum lease payments	$7,312,100	38,548

Less amount representing interest		(3,324)

Present value of net minimum lease payments		$35,224

8. Benefit plan:

The Partnership has a 401(k) profit sharing plan covering substantially all employees with one year of service. The plan requires Partnership contributions equal to 50% of each participant’s contribution up to 1% of salary. Contributions to this plan were approximately $8,700 and $6,800 for 2005 and 2004, respectively.

9. Subsequent event:

On June 27, 2006, the Partnership entered into a contract with Apple Seven Hospitality Ownership, Inc. to sell the Partnership real property and certain related assets. The sale closed September 1, 2006.

LAKE UNION HOTEL ASSOCIATES LIMITED PARTNERSHIP

BALANCE SHEETS (UNAUDITED)

	June 30, 2006	December 31, 2005
ASSETS
Current assets:
Cash, including replacement reserves	$834,126	$492,121
Accounts receivable	124,954	150,103
Prepaid expenses and other	88,089	67,615

Total current assets	1,047,169	709,839

Property and equipment:
Hotel facilities	25,053,992	25,053,992
Furniture, fixtures, and equipment	4,319,752	4,084,585

	29,373,744	29,138,577
Less accumulated depreciation	(13,701,731)	(13,208,441)

	15,672,013	15,930,136

Escrow deposits	555,990	764,638
Deferred charges, net	150,611	171,591

	936,229	936,229

Total Assets	$17,425,783	$17,576,204

LIABILITIES AND PARTNERS’ DEFICIT
Current liabilities:
Current portion of long-term debt	$657,202	$641,714
Current portion of capital lease obligations	15,488	15,488
Trade accounts payable	259,386	187,179
Accrued expenses	482,962	433,423

Total current liabilities	1,415,038	1,277,804

Deferred rent payable	1,229,418	1,229,418
Long-term debt, net of current portion	24,870,801	25,200,751
Capital lease obligations, net of current portion	12,149	19,736

Total long-term obligations	26,112,368	26,449,905

Partners’ deficit	(10,101,623)	(10,151,505)

Total Liabilities and Partners’ Deficit	$17,425,783	$17,576,204

See also the audited financial statements included herein.

LAKE UNION HOTEL ASSOCIATES LIMITED PARTNERSHIP

STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005

	Six months ended June 30,
	2006	2005
Revenues:
Suites	$5,420,056	$4,915,873
Telephone	10,831	12,809
Other	352,784	332,348

Total revenues	5,783,671	5,261,030

Departmental costs and expenses:
Suites	1,310,807	1,180,557
Telephone	12,986	16,365

Total departmental costs and expenses	1,323,793	1,196,922

Gross margin	4,459,878	4,064,108

Operating expenses:
Administrative and general	319,404	311,509
Marketing	446,481	413,189
Property operation and maintenance	212,675	209,622
Energy costs	301,931	266,128
Property and other taxes	178,678	231,887
Insurance	98,321	102,775
Franchise fee	277,763	197,186
Hotel management fee and administrative services fee	297,257	270,603
Rental expense	240,387	239,425

Total operating expenses	2,372,897	2,242,324

Operating income	2,086,981	1,821,784

Interest expense	(1,022,835)	(988,285)
Depreciation and amortization expense	(514,270)	(561,239)

Net income	$549,876	$272,260

See also the audited financial statements included herein.

LAKE UNION HOTEL ASSOCIATES LIMITED PARTNERSHIP

STATEMENTS OF CASH FLOWS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005

	Six months ended June 30,
	2006	2005
Cash flows from operating activities:
Net income	$549,876	$272,260
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	514,270	561,239
Changes in operating accounts:
Accounts receivable	25,148	(33,800)
Prepaid expenses and other	(43,246)	74,548
Trade accounts payable	94,980	60,688
Accrued expenses	49,539	121,966
Deferred rent payable	—	(64,531)

Total adjustments	640,691	720,110

Net cash provided by operating activities	1,190,567	992,370

Cash flows used in investing activities:
Change in escrow deposits	208,648	(235,622)
Additions to hotel facilities, furniture, fixtures and equipment	(235,167)	(127,306)

Cash used in investing activities	(26,519)	(362,928)

Cash flows used in financing activities:
Distributions to partners	(499,994)	(399,998)
Repayments of long-term obligations	(322,049)	(280,181)

Cash used in financing activities	(822,043)	(680,179)

Net increase (decrease) in cash	342,005	(50,737)
Cash, beginning of period	492,121	568,733

Cash, end of period	$834,126	$517,996

See also the audited financial statements included herein.

Apple REIT Seven, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Homewood Suites	Stafford, TX	$7.8	August 15, 2006
Residence Inn	Seattle, WA	56.2	September 1, 2006
Homewood Suites	Sarasota, FL	13.8	September 15, 2006
Courtyard	Hattiesburg, MS	9.5	October 5, 2006

PHD Hotels Portfolio (8 Hotels):
Homewood Suites	Montgomery, AL	10.7	August 17, 2006
Hilton Garden Inn	Montgomery, AL	10.4	August 17, 2006
Hampton Inn	Troy, AL	6.1	August 17, 2006
Hilton Garden Inn	Auburn, AL	10.2	August 17, 2006
Hilton Garden Inn	Huntsville, AL	10.3	August 17, 2006
Homewood Suites	Huntsville, AL	11.6	Pending
Hampton Inn	Tupelo, MS	5.2	Pending
Hilton Garden Inn	Macon, GA	10.7	Pending

	Total	$162.5

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Western International, Inc., an affiliate of Larry Blumberg & Associates, Inn Ventures, Inc., or Promus Hotels, Inc. under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Seven, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of June 30, 2006, nor does it purport to represent the future financial position of Apple REIT Seven, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and are qualified in their entirety by, the historical balance sheets of the acquired hotels, as included in this document.

Balance Sheet as of June 30, 2006 (unaudited)

(in thousands, except share data)

	Company Historical Balance Sheet	Stafford, Texas— Hilton Homewood Suites Hotel	PHD Hotels Portfolio	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard)	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$57,965	$6,730	$42,059	$15,672	$8.011	$3,707	$167,190	(A)	$225,155
							(76,179	)(B)
Cash and cash equivalents	85,856	26	2,966	834	757	5	(4,588	)(C)	5,000
							(80,856	)(F)
Restricted cash—escrow deposits	—	—	371	556	97	—	(1,024	)(C)	—

Other assets	3,254	29	1,812	364	375	64	(2,403	)(C)	3,495

Total Assets	$147,075	$6,785	$47,208	$17,426	$9,240	$3,776	$2,140		$233,650

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgage note payable—secured	$—	$5,988	$34,318	$25,528	$6,133	$—	$(67,767	)(D)	$4,200
Accounts payable and accrued costs	747	828	2,351	1,999	631	3,776	(8,567	)(D)	1,765

Total liabilities	747	6,816	36,669	27,527	6,764	3,776	(76,334)		5,965

Shareholders’ equity (deficit)	—	(31)	10,539	(10,101)	2,476	—	(2,883	)(E)	—
Preferred stock, authorized 15,000,000 shares	—	—	—	—	—	—	—		—
Series A preferred shares, no par value, authorized 200,000,000 shares	—	—	—	—	—	—	—		—
Series B preferred convertible stock, no par value, authorized 240,000 shares	24	—	—	—	—	—	—		24
Common stock, no par value, authorized 200,000,000 shares	148,143	—	—	—	—	—	81,357	(G)	229,500
Retained earnings (deficit)	(1,839)	—	—	—	—	—	—		(1,839)

Total shareholders’ equity	146,328	(31)	10,539	(10,101)	2,476	—	78,474		227,685

Total liabilities and shareholders’ equity	$147,075	$6,785	$47,208	$17,426	$9,240	$3,776	$2,140		$233,650

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the 12 properties that have been, or will be, purchased after June 30, 2006 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Stafford, Texas— Hilton Homewood Suites Hotel	PHD Hotels Portfolio	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard)	Total Combined
Purchase price per contract	$7,800	$75,100	$56,173	$13,800	$9,455	$162,328
Other closing costs	46	219	156	46	33	500
Other capitalized costs (credits) incurred	59	512	609	(114)	50	1,116
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	156	1,502	1,123	276	189	3,246

Investment in hotel properties	8,061	77,333	58,061	14,008	9,727	167,190	(A)

Net other assets/(liabilities) assumed	22	(4,554)	(555)	107	3	(4,977)

Total purchase price	$8,083	$72,779	$57,506	$14,115	$9,730	162,213

Less: Cash on hand at June 30, 2006 to fund acquisitions						(85,856	)(F)
Plus: Working capital requirements						5,000	(F)

Equity proceeds needed for acquisitions and working capital (000’s)						$81,357	(G)

(B)	Represents elimination of historical net carrying value of real estate under prior owners.

(C)	Represents elimination of assets associated with prior owners, net of assets assumed.

(D)	Represents elimination of liabilities associated with prior owners, net of liabilities assumed.

(E)	Represents elimination of shareholders’ equity (deficit) associated with prior owners.

(F)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

(G)	Represents pro forma equity proceeds utilized for acquisitions and working capital.

Apple REIT Seven, Inc.

Pro Forma Condensed Statements of Operations (unaudited)

For the year ended December 31, 2005 and the six months ended June 30, 2006

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Seven, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Residence Inn	Houston, TX	$13.6	April 27, 2006
Hilton Garden Inn	San Diego, CA	34.5	May 9, 2006
Courtyard	Brownsville, TX	8.6	June 19, 2006
Homewood Suites	Stafford, TX	7.8	August 15, 2006
Residence Inn	Seattle, WA	56.2	September 1, 2006
Homewood Suites	Sarasota, FL	13.8	September 15, 2006
Courtyard	Hattiesburg, MS	9.5	October 5, 2006

PHD Hotels Portfolio (8 Hotels):
Homewood Suites	Montgomery, AL	10.7	August 17, 2006
Hilton Garden Inn	Montgomery, AL	10.4	August 17, 2006
Hampton Inn	Troy, AL	6.1	August 17, 2006
Hilton Garden Inn	Auburn, AL	10.2	August 17, 2006
Hilton Garden Inn	Huntsville, AL	10.3	August 17, 2006
Homewood Suites	Huntsville, AL	11.6	Pending
Hampton Inn	Tupelo, MS	5.2	Pending
Hilton Garden Inn	Macon, GA	10.7	Pending

	Total	$219.2

This pro forma Statement of Operations also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Western International, Inc., an affiliate of Larry Blumberg & Associates, Inn Ventures, Inc., or Promus Hotels, Inc. under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of Apple REIT Seven, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Seven, Inc. is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed as of January 1, 2005, nor does it purport to represent the future financial results of Apple REIT Seven, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should he read in conjunction with, and are qualified in their entirety by, the historical Statements of Operations of the acquired hotels, as included in this document.

For the year ended December 31, 2005 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	West Houston, Texas—Marriott Residence Inn Hotel (A)	Bernardo Venture (A)	Brownsville, Texas—Courtyard by Marriott Hotel (A)	Stafford, Texas— Hilton Homewood Suites Hotel (A)	PHD Hotels Portfolio (A)	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown (A)	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)(A)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard) (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$—	$—	$4,580	$—	$—	$11,546	$10,508	$2,287	$—	$—		$28,921
Other operating revenue	—	—	356	—	—	934	757	115	—	—		2,162

Total revenue	—	—	4,936	—	—	12,480	11,265	2,402	—	—		31,083

Expenses
Operating expenses	—	—	2,257	—	—	5,435	5,357	1,066	—	—		14,115
General and administrative	40	3	468	—	—	1,659	707	621	—	600	(B)	4,098
Management fees	—	—	153	—	—	523	579	60	—	—		1,315
Taxes, insurance and other	—	—	505	—	—	534	583	39	—	—		1,661
Depreciation of real estate owned	—	—	913	—	—	1,696	1,077	264	—	(3,950	)(C)	4,354
										4,354	(D)
Interest, net	13	—	966	(3)	—	1,754	2,035	292	—	(4,960	)(E)	97

Total expenses	53	3	5,262	(3)	—	11,601	10,338	2,342	—	(3,956)		25,640
Gain on sale of land	—	93	—	—	—	—	—	—	—	(93	)(H)	—
Income tax expense	—	—	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$(53)	$90	$(326)	$3	$—	$879	$927	$60	$—	$3,863		$5,443

Income (loss) per common share:
Basic and diluted	$(5,251)											$0.34

Basic and diluted weighted average common shares outstanding (000s)	—									15,917	(F)	15,917

For the six months ended June 30, 2006 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	West Houston, Texas—Marriott Residence Inn Hotel (A)	Bernardo Venture (A)	Brownsville, Texas—Courtyard by Marriott Hotel (A)	Stafford, Texas— Hilton Homewood Suites Hotel (A)	PHD Hotels Portfolio (A)	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown (A)	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)(A)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard) (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$1,550	$—	$2,032	$—	$—	$7,043	$5,420	$1,734	$—	$—		$17,779
Other operating revenue	122	—	259	—	—	588	364	93	—	—		1,426

Total revenue	1,672	—	2,291	—	—	7,631	5,784	1,827	—	—		19,205

Expenses
Operating expenses	961	—	1,000	—	—	3,428	2,804	814	—	—		9,007
General and administrative	745	—	202	—	31	986	319	178	—	(215	)(B)	2,246
Management fees	44	—	68	—	—	317	297	46	—	—		772
Taxes, insurance and other	123	—	196	—	—	316	277	107	—	—		1,019
Depreciation of real estate owned	294	—	326	—	—	999	514	182	—	(2,021	)(C)	2,310
										2,016	(D)
Interest, net	(624)	—	418	(3)	—	1,098	1,023	318	—	(2,190	)(E)	40

Total expenses	1,543	—	2,210	(3)	31	7,144	5,234	1,645	—	(2,410)		15,394

Income tax expense	—	—	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$129	$—	$81	$3	$(31)	$487	$550	$182	$—	$2,410		$3,811

Income (loss) per common share:
Basic and diluted	$0.02											$0.22

Basic and diluted weighted average common shares outstanding (000s)	5,175									12,363	(F)	17,538

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2005 for the respective periods prior to acquisition by the Company. The Company was initially formed on May 20, 2005, and had no operations before that date. Additionally, two properties acquired began operations during 2005, four began operations during 2006, and two properties remain under construction. Therefore these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Huntsville, AL Hilton Garden Inn, opened October 2005; Sarasota, FL Homewood Suites, opened February 2005; Houston, TX Residence Inn, opened April 2006; Brownsville, TX Courtyard, opened June 2006; Stafford, TX Homewood Suites, opened August 2006; Hattiesburg, MS Courtyard, opened October 2006; Huntsville, AL Homewood Suites, under construction; and Macon, GA Hilton Garden Inn, under construction.

(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E)	Interest expense related to prior owners’ debt, which was not assumed, has been eliminated. Interest income relates only to working capital balances.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the later of January 1, 2005 or the date the hotel opened.

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(H)	Gain on sale of land was eliminated as this land was not part of the purchase contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Seven, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

October 27, 2006